                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 11, 2002
                                                                    ------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



       Suite 36-5000, 200 Public Square, Cleveland, Ohio     44114-2304
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           (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if change since last report.)

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ITEM 5        OTHER EVENTS

On October 11, 2002 the Company issued a Press Release, filed herewith as
Exhibit 99.1, announcing that the Company anticipates that earnings before special charges should be within the range of current Thomson First Call estimates when the Company releases third-quarter 2002 financial results on October 30, 2002.

ITEM 7(c)   FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS


Exhibit 99.1 - Press Release of October 11, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               POLYONE CORPORATION

                                               By:   /s/ Gregory P. Smith
                                                     ---------------------------
                                                     Gregory P. Smith
                                                     Controller

Dated: October 15, 2002